EXHIBIT 31.2

OFFICER'S CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES OXLEY ACT

I,   Carlo Buffone, certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A Amendment No.1 for the quarter ended December 31, 2013 of Paramount Gold and Silver Corp.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this report;

4.	The issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the issuer and have:

a)
Designed  such  disclosure  controls  and  procedures,  or caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure  that  material  information  relating  to  the  small  business  issuer, including its  consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during the period in which this  report is being prepared;

b)
Designed such internal control over financial reporting,  or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the  effectiveness of the  issuer's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed  in this  report  any change in the small  business  issuer's internal  control  over  financial  reporting  that  occurred  during  the issuer's most recent fiscal quarter (the issuer's fourth  fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially  affect, the  issuer's internal control over financial reporting; and

5.	The issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the issuer's auditors and the audit committee of the issuer's board of directors (or persons performing the equivalent functions):

a)
All significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  the   issuer's  ability  to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal control over financial reporting.

Date: March 25, 2014	By:	/s/ Carlo Buffone
Carlo Buffone,
Chief Financial Officer